Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,083,193
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,064,921
Dividend Income	510,393
Interest Income	295,363
ETF Transaction Fees	1,400
Total Income (Loss)	$10,955,270

Expenses
Management Fees	$152,390
Professional Fees	14,608
Brokerage Commissions	18,703
Directors' Fees and insurance	3,042
Total Expenses	$188,743
Net Income (Loss)	$10,766,527

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/25	$216,206,445
Additions (200,000 Shares)	14,097,876
Withdrawals (50,000 Shares)	(3,465,647)
Net Income (Loss)	10,766,527

Net Asset Value End of Month	$237,605,201
Net Asset Value Per Share (3,300,000 Shares)	$72.00

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$346,000
Unrealized Gain (Loss) on Market Value of Commodity Futures	17,222,000
Dividend Income	386,791
Interest Income	281,324
ETF Transaction Fees	2,800
Total Income (Loss)	$18,238,915

Expenses
Management Fees	$102,050
Professional Fees	11,322
Brokerage Commissions	851
Directors' Fees and insurance	2,506
Total Expenses	$116,729
Net Income (Loss)	$18,122,186

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/25	$164,666,053
Additions (700,000 Shares)	21,671,611
Withdrawals (150,000 Shares)	(4,422,021)
Net Income (Loss)	18,122,186

Net Asset Value End of Month	$200,037,829
Net Asset Value Per Share (6,350,000 Shares)	$31.50

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,429,193
Unrealized Gain (Loss) on Market Value of Commodity Futures	24,286,921
Dividend Income	897,184
Interest Income	576,687
ETF Transaction Fees	4,200
Total Income (Loss)	$29,194,185

Expenses
Management Fees	$254,440
Professional Fees	25,930
Brokerage Commissions	19,554
Directors' Fees and insurance	5,548
Total Expenses	$305,472
Net Income (Loss)	$28,888,713

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/25	$380,872,498
Additions (900,000 Shares)	35,769,487
Withdrawals (200,000 Shares)	(7,887,668)
Net Income (Loss)	28,888,713

Net Asset Value End of Month	437,643,030

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596